                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported)      June 14, 2001
                                                      ------------------------


                     CREDIT SUISSE FIRST BOSTON (USA), INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)


              1-6862                                    13-1898818
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       (Commission File Number)                      (I.R.S. Employer
                                                    (Identification No.)


 Eleven Madison Avenue, New York, New York                     10010
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  (Address of principal executive office)                    (Zip Code)


                                 (212) 325-2000
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

      On June 14, 2001, Credit Suisse First Boston issued a press release announcing that it has been authorized by the Securities and Exchange Commission to operate its affiliate, Credit Suisse First Boston Capital LLC, as an "OTC Derivatives Dealer", otherwise referred to as a "Broker Dealer Lite." The press release is filed herewith as an exhibit and hereby incorporated in its entirety by reference. Credit Suisse First Boston Capital LLC is a Delaware limited liability company and an indirect subsidiary of Credit Suisse First Boston (USA), Inc.

      (c) EXHIBIT

Exhibit 99.1   Press release dated June 14, 2001 for Credit Suisse First Boston






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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Credit Suisse First Boston (USA), Inc.


                                           /s/ David C. Fisher
                                    ---------------------------------
                                    David C. Fisher
                                    CHIEF ACCOUNTING OFFICER







June 18, 2001